                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

        Date of Report (Date of earliest event reported:) August 11, 1999

                                              ---------------

                                                Iridium LLC

              Delaware                           0-22637-01                           52-1984342
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                           Iridium Operating LLC

              Delaware                           0-22637-02                           52-2066319
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                     Iridium World Communications Ltd.

              Bermuda                              0-22637                            52-2025291
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                         Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                               (441) 295-5950

                                               --------------

                                        Iridium Capital Corporation

              Delaware                          333-31741-03                          52-2048739
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------


                                               Iridium IP LLC

              Delaware                          333-31741-01                          52-2048736
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                            Iridium Roaming LLC

              Delaware                          333-31741-02                          52-2048734
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                              ---------------

                                       Iridium Facilities Corporation

              Delaware                           33-44349-04                          52-2083969
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                               ---------------

         This current report on Form 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

         IWCL acts as a member of the Parent and has no other business. Operating is a wholly owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly owned subsidiaries of Operating.

Item 5.  Other Events

         On August 11, 1999, Iridium LLC issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      The following exhibits are filed herewith.

           Exhibit Number           Description
           --------------           -----------
                 99.1               Press Release dated August 11, 1999.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            IRIDIUM WORLD COMMUNICATIONS LTD.

                                            By_________/S/_________________
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM  LLC

                                            By________/S/__________________
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM OPERATING LLC

                                            By___________/S/_______________
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM CAPITAL CORPORATION

                                            By___________/S/_______________
                                             Name: F. Thomas Tuttle
                                             Title: Secretary

                                            IRIDIUM IP LLC

                                            By___________/S/_______________
                                             Name: F. Thomas Tuttle
                                             Title: acting secretary

                                            IRIDIUM ROAMING LLC

                                            By____________/S/______________
                                             Name: F. Thomas Tuttle
                                             Title: acting secretary

                                            IRIDIUM FACILITIES CORPORATION

                                            By_____________/S/_____________
                                             Name: F. Thomas Tuttle
                                             Title: Secretary



Date: August 12, 1999